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                                                                    Exhibit 23.2

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Lowe's Companies, Inc. on Form S-8 of our report dated February 19, 2002, appearing in and incorporated by reference in the Annual Report on Form 10-K of Lowe's Companies, Inc. for the fiscal year ended February 1, 2002.

/s/ Deloitte & Touche LLP

Charlotte, North Carolina
August 7, 2002